================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                          SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section  240.14a-11(c) or
       Section  240.14a-12

                         SEARCH CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                             BOARD OF DIRECTORS
--------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/ /    $125 per Exchange Act Rules 0-11(c)(I)(ii), 14a-6(i)(I), or
       14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3).
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

1)     Title of each class of securities to which transaction applies:

       _________________________________________________________________________

2)     Aggregate number of securities to which transaction applies:

       _________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

       _________________________________________________________________________

4)     Proposed maximum aggregate value of transaction:

       _________________________________________________________________________

/X/    Fee previously paid

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: _____________________________________________

2)       Form Schedule or Registration Statement No.: ________________________

3)       Filing Party: _______________________________________________________

4)       Date Filed: _________________________________________________________

                           SEARCH CAPITAL GROUP, INC.
                             700 NORTH PEARL STREET
                                   SUITE 400
                              DALLAS, TEXAS  75201




                                                                  March 13, 1996



Dear Shareholders:


         You are cordially invited to attend the annual meeting of shareholders of the Company to be held at 10:00 a.m. local time, March 27, 1996, at the principal executive offices of the Company located at 700 North Pearl Street, Suite 400, Dallas, Texas 75201.

         At the meeting you will be asked to elect two directors, approve the selection of the Company's auditors and transact such other business as may properly come before the meeting.


         The formal Notice of the Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting. The Company's Form 10-K/A Report for the fiscal year ended September 30, 1995 has previously been mailed to you.


         It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy at your earliest convenience.




                                        GEORGE C. EVANS
                                        President and Chief Executive Officer

                           SEARCH CAPITAL GROUP, INC.
                             700 NORTH PEARL STREET
                                   SUITE 400
                              DALLAS, TEXAS  75201
                                 (214) 965-6000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 1996



To the Shareholders of
Search Capital Group, Inc.:

         Notice is hereby given that the annual meeting of shareholders of Search Capital Group, Inc., a Delaware corporation, will be held at the Company's offices located at 700 North Pearl Street, Suite 400, Dallas, Texas on Wednesday, 10:00 a.m. local time, March 27, 1996, for the following purposes:

         1. to elect two directors to serve for the term more fully stated in the attached Proxy Statement or until his successor is elected and qualified or until his earlier resignation or removal;

         2.      to approve the selection of the Company's auditors; and

         3. to transact such other business as may properly come before the meeting.

         It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

         Only shareholders of record at the close of business on January 15, 1996 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                        By Order of the Board of Directors,



                                        GEORGE C. EVANS
                                        Chairman of the Board


Dallas, Texas
March 13, 1996

                           SEARCH CAPITAL GROUP, INC.
                       700 NORTH PEARL STREET, SUITE 400
                              DALLAS, TEXAS 75201

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 1996

         This proxy statement is furnished to shareholders of Search Capital Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on March 27, 1996. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted either in person at the meeting or by giving prior written notice to the Secretary of the Company. This proxy statement was first sent or given to the Company's shareholders on or about March 13, 1996.

                           OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to notice of, and to vote at, the annual meeting is January 15, 1996. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the meeting 8,694,155 shares of Common Stock, $.01 par value ("Common Stock") and 400,000 shares of 12% Senior Convertible Preferred Stock (with a par value of $.01 and a liquidation preference of $5.00 per share) ("Preferred Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the annual meeting of shareholders.

                       ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted:

1. For the election of the director nominee named herein, to serve until the annual shareholders meeting of 1999 or until his successor shall be elected and qualified or until his earlier resignation or removal; and

2. For the ratification and approval of the selection of the independent accounting firm of BDO Seidman to serve as auditor of the Company's financial statements for the fiscal year ending September 30, 1996; and

3. In the discretion of the proxyholders, as to the transaction of such other business as may properly come before the meeting.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxyholders may vote the proxies in their discretion. The Board of Directors is not presently aware of any other matters or business to be brought before the meeting.

                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the aggregate outstanding shares of Common Stock and Preferred Stock is necessary to constitute a quorum at the annual meeting. In all matters other than the election of directors, the affirmative vote of the holders of a majority of those outstanding shares of Common Stock and Preferred Stock, voting together as one class, that are represented in person or by proxy at the meeting is necessary to approve all matters to be submitted to the shareholders. Each share of Common Stock and Preferred Stock will have one vote on all matters. In deciding all questions, a holder is entitled to one vote, in person or by proxy, for each share of Common Stock or Preferred Stock held in his name on the record date. Solely with respect to the election of directors, under applicable Delaware law, directors must be elected by a plurality of the votes cast.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

         The following table sets forth certain information, as of January 23, 1996, relating to the beneficial ownership of the Common Stock and Preferred Stock (i) by any person or "group," as that term is used in Section 13(d)(3) of the

Securities Exchange Act of 1934, as amended, known to the Company to own beneficially 5% or more of the outstanding Common Stock or shares of Preferred Stock, and (ii) by each director and executive officer of the Company and by all directors and executive officers of the Company as a group. Except as otherwise indicated, each of the persons named below is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock or Preferred Stock beneficially owned by such person.


                                     Amount and Nature of Beneficial Ownership (1)     Percentage of Class Outstanding
                                     ---------------------------------------------     -------------------------------

                                             Number of               Number of
Name of Director or Executive Officer or       Common                Preferred
   Name and Address of Beneficial Owner     Stock Shares           Stock Shares              Common Stock     Preferred Stock
   ------------------------------------     ------------           ------------              ------------     ---------------
Hall Financial Group, Inc.                  5,500,000     (2)                                     38.7%
   750 N. St. Paul, Suite 200
   Dallas, Texas  75201-3247

Louis Dorfman, Trustee of The SBM Trust       812,127     (3)                                      9.3%
   13101 Preston Road
   Suite 409
   Dallas, Texas  75240

Scott A. Carlson                            1,093,695     (4)                                     12.5%
   700 N. Pearl St., Suite. 400
   Dallas, Texas 75201

Thomas Herbelin                               603,493                                              6.9%
   4010 Exec Park Dr.,
   Suite 228
   Cincinnati, Ohio  45241

Greg Muns, M.D.                                    --                20,000                          --               5%
   1319 Shores Circle
   Rockwall, Texas  75087

Sam Coker Retirement Trust                         --                20,000                          --               5%
   Rt. 2, Box 50
   Millsap, Texas  76066

A. Brean Murray                               433,558     (5)                                      4.8%

Luther H. Hodges, Jr.                          56,000     (6)                                         *

James F. Leary                                 51,000     (6)                                         *

William H.T. Bush                              50,000     (7)                                         *

Richard F. Bonini                              53,000     (6)                                         *

George C. Evans                             1,645,460     (8)                                     15.9%

Joe B. Dorman                                  33,250     (9)                                         *

Robert D. Idzi                                 26,250    (10)                                         *               --

Andrew L. Tenney                               33,250    (11)

All directors  and executive officers as
a group (9 persons)                         2,381,768                                             21.6%
                                            ---------


*        Less than 1%

(1) The information as to beneficial ownership of Common Stock and Preferred Stock has been furnished by the Company's transfer agent and the respective shareholders, directors and officers of the Company. Each named person or group is deemed to be the beneficial owner of securities which may be acquired by such person or group within 60 days through the exercise of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of stock beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage of stock beneficially owned by any other person or group.

(2) Effective November 30, 1995, Hall Financial Group, Inc. ("HFG") entered into a Funding Agreement with the Company and certain subsidiaries of the Company. In accordance with the Funding Agreement, the Company granted HFG the right to acquire 3,000,000 shares of Common Stock at the price of $2.00 per share pursuant to certain warrants which are presently exercisable. HFG also has the right to acquire up to 2,500,000 shares of Common Stock upon conversion of certain of the promissory notes issued to HFG by the Company in accordance with the Funding Agreement.


(3) Mr. Louis Dorfman became Trustee of The SBM Trust in May 1991. Mr. Dorfman is a citizen of the United States and is currently, and has been for at least the past five years, a self-employed attorney and private investor. Mr. Dorfman has granted to George C. Evans, or such other individual as may be designated by the Company's Board of Directors, an irrevocable proxy to vote these shares.



(4) Includes (i) 43,970 shares owned by The Carlson Trust, for which Mr. Carlson serves as trustee and (ii) options issued under the 1994 Employee Stock Option Plan to purchase 660 shares of Common Stock at $1.4375 per share on or before January 15, 2005, which have vested in Mr. Carlson.



(5) Includes (i) warrants to purchase 10,000 shares, at $8.75 per share, on or before December 20, 1998, (ii) warrants to purchase 113,558 shares at $9.60 per share on or before December 10, 1998, and (iii) warrants to purchase 250,000 shares at $1.09 per share on or before June 29, 2005.



(6) Includes warrants to purchase 50,000 shares at $1.09 per share on or before June 29, 2005.



(7) Represents warrants to purchase 50,000 shares at $1.375 per share on or before August 4, 2005.



(8) Represents (i) warrants to purchase 500,000 shares at $1.09 per share on or before June 29, 2005 and (ii) options issued under the 1994 Employee Stock Option Plan to purchase 333,333 shares of Common Stock at $1.09 per share on or before January 20, 2005, which have vested in Mr. Evans. Mr. Evans also has been designated by the Company's Board of Directors to hold the irrevocable proxy to vote the shares held by the SBM Trust.



(9) Represents (i) warrants to purchase 25,000 shares at $1.09 per share on or before June 29, 2005 and (ii) options issued under the 1994 Employee Stock Option Plan to purchase shares of Common Stock at $1.09 per share on or before February 20, 2005, which have vested in Mr. Dorman.



(10) Represents options issued under the 1994 Employee Stock Option Plan to purchase shares at $1.09 per share on or before January 15, 2005, which have vested in Mr. Idzi.



(11) Represents (i) warrants to purchase 25,000 shares at $1.09 per share on or before June 29, 2005 and (ii) options issued under the 1994 Employee Stock Option Plan to purchase shares of Common Stock at $1.09 per share on or before January 23, 2005, which have vested in Mr. Tenney.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely on a review of the copies furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the period ended September 30, 1995 applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were satisfied, with the exception of the following:

         On June 29, 1995, Brean Murray, a Director of the Company, was granted warrants to purchase 25,000 shares of the Company's Common Stock. Mr. Murray reported this transaction with the filing of his Form 5 on November 10, 1995.

         On February 20, 1995, Joe B. Dorman, an executive officer of the Company, was granted the option to purchase 25,000 shares of the Company's Common Stock and, on June 29, 1995, was granted warrants to purchase 25,000 shares of the Company's Common Stock. Mr. Dorman reported this transaction with the filing of his Form 5 on November 10, 1995.

         On January 15, 1995, Robert D. Idzi, an executive officer of the Company, was granted the option to purchase 102,000 shares of the Company's Common Stock . Mr. Idzi reported this transaction with the filing of his Form 5 on November 10, 1995.


         On January 23, 1995, Andrew L. Tenney, an executive officer of the Company, was granted the option to purchase 25,000 shares of the Company's Common Stock and, on June 29, 1995, was granted warrants to purchase 25,000 shares of the Company's Common Stock. Mr. Tenney reported these transactions with the filing of his Form 5 on November 10, 1995.



         On January 20, 1995, George C. Evans, an executive officer and Director of the Company, was granted the option to purchase 500,000 shares of the Company's Common Stock and, on June 29, 1995, was granted warrants to purchase 500,000 shares of the Company's Common Stock. Mr. Evans reported these transactions with the filing of his Form 5 on November 10, 1995.



         On January 15, 1995, Harry McCandless, an executive officer of the Company at that time, was granted the option to purchase 27,000 shares of the Company's Common Stock and, on June 29, 1995, was granted warrants to purchase 25,000 shares of the Company's Common Stock. Mr. McCandless reported these transactions with the filing of his Form 5 on November 10, 1995.



         On June 29, 1995, James F. Leary, a Director of the Company, was granted warrants to purchase 50,000 shares of the Company's Common Stock and, on June 30, 1995, was granted 1,000 shares of the Company's Common Stock. Mr. Leary reported these transactions with the filing of his Form 5 on November 10, 1995.


         On June 29, 1995, Richard F. Bonini, a Director of the Company, was granted warrants to purchase 50,000 shares of the Company's Common Stock . Mr. Bonini reported this transaction with the filing of his Form 5 on or about November 10, 1995.


         On June 29, 1995, Luther Hodges, Jr., a Director of the Company, was granted warrants to purchase 50,000 shares of the Company's Common Stock. Mr. Hodges reported this transaction in a Form 5 filed on January 5, 1996. Mr. Hodges purchased 1,000 shares of Common Stock on July 21, 1995, 2,000 shares of Common Stock on August 23, 1995, and 2,000 shares of Common Stock on September 26, 1995. Mr. Hodges reported these transactions with the filing of his Form 5 on or about November 10, 1995.


         On June 29, 1995, William H.T. Bush, a Director of the Company, was granted warrants to purchase 50,000 shares of the Company's Common Stock. Mr. Bush reported this transaction in a Form 5 filed December 11, 1995.

         The Company believes that no other Forms 3, 4 or 5 for directors, executive officers or greater than 10% beneficial owners were required to be filed with the SEC for the fiscal year ended September 30, 1995.


                             ELECTION OF DIRECTORS

         The bylaws of the Company provide for three classes of directors, who serve staggered three-year terms with the term of each director expiring at the annual meeting of shareholders held three years after his election. The Board of Directors currently consists of six directors.

         Mr. Daniel E. Staub resigned as a director effective November 15, 1994. Mr. Scott A. Carlson resigned as a director effective January 23, 1995. Mr. Cloud resigned effective April 25, 1995. Mr. Sam Myers resigned effective May 5, 1995. Mr. George C. Evans was elected by a unanimous vote of the Board of Directors, in a meeting held February 17, 1995, to fill the remaining term of Mr. Staub, which term expired with the annual meeting of shareholders held May 10, 1995. Mr. Evans was then elected at that annual meeting of the shareholders held May 10, 1995 to a three year term.

         The resignations of Messrs. Cloud, Carlson and Myers left three vacancies on the Board of Directors. The Board elected to fill the remaining Board vacancies with Mr. Richard F. Bonini, Mr. Luther H. Hodges, Jr. and Mr. James F. Leary. Messrs. Bonini and Hodges were elected to the Board in January 1995 and will serve until the annual meeting of shareholders in 1996. Mr. Leary was elected to the Board in January 1995 and will serve until the annual meeting of shareholders in 1997. Mr. William H.T. Bush was elected to the Board in September 1995 and will serve until the annual meeting of shareholders to be held in 1998.

         The following table sets forth the name and age of the nominee directors and the four directors whose terms will continue after the annual meeting, the year of the annual meeting of shareholders at which each director's term will expire (assuming, in the case of the nominee, that he is elected), and the year of his initial election or appointment as a director.

                                         Position                         Director      Shareholders Annual Meeting
           Name                            Held                 Age        Since         at Which Term Will Expire
-----------------------       -----------------------------    -----    ------------   -----------------------------
Nominee Directors
Richard F. Bonini             Director                           57         1995                    1999
Luther H. Hodges, Jr.         Director                           59         1995                    1999

Continuing Directors
George C. Evans               President, Chairman and Chief      61         1995                    1998
                              Executive Officer
A. Brean Murray               Director                           58         1993                    1998
William H. T. Bush            Director                           57         1995                    1997
James F. Leary                Director and Vice Chairman-        65         1995                    1997
                              Finance


         Each of the directors of the Company is a United States citizen. During the last five years, none of the directors (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or
(ii) was a party to a civil proceeding of a judicial or an administrative body of competent jurisdiction that resulted in a final judgment, decree, or final order enjoining further violations of, or prohibiting activity subject to, federal or state securities laws or finding any violations of such laws.

         The Board held five meetings and acted by unanimous written consent three times during the fiscal year ended September 30, 1995. The Board has no standing nominating committee. The Board has an Executive Committee, an Audit Committee and a Compensation Committee.

BUSINESS HISTORIES OF DIRECTORS


         GEORGE C. EVANS, joined the Company as President, Chief Executive Officer, and director on January 20, 1995. On May 5, 1995, Mr. Evans became Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors. Mr. Evans has over 30 years of experience in the consumer lending and financial services industry. During 1992 and 1993, Mr. Evans was President and CEO of Century Acceptance Corporation, a 32-state operation engaged in consumer and automobile financing. Previously, he served as President and Chief Operating Officer of Associates Financial Services, Vice Chairman of Associates Corporation of North America and as Chairman and CEO of Associates International subsidiaries, where his responsibilities included 6,000 employees, $3.5 billion in receivables, with 1,100 branches and annual earnings in the $100 million range. Prior to Associates, Mr. Evans was employed by AVCO Financial Services where he rose from branch manager to Senior Vice President.



         A. BREAN MURRAY, was elected a director of the Company in December 1993. Mr. Murray is Chairman of Brean Murray, Foster Securities, Inc., a privately-held securities firm, and is also Chairman of its affiliate BMI Capital Corporation, a registered investment advisor. He founded Brean Murray, Foster Securities Inc. in 1973. Mr. Murray has been in the securities industry since 1963 as a portfolio manager, director of institutional sales, director of venture capital and corporate finance and chief executive officer. He is a Director of First Caribbean Corporation, a mortgage banking company in Puerto Rico. He is a co-founder and Chairman of JABRA Corporation, a private company that sells hands-free auditory equipment.



         LUTHER H. HODGES, JR., was appointed a director of the Company in May 1995. Mr. Hodges has previously held positions as Chairman and CEO of Washington Banc Corporation and The National Bank of Washington, chairman of North Carolina National Bank (now known as NationsBank) and was formerly Under Secretary of the U.S. Department of Commerce and Deputy Secretary of Commerce. Mr. Hodges currently serves on the boards of numerous other organizations and corporations, including PhaseOut of America. In 1978, he was a candidate for the United States Senate from North Carolina.



         JAMES F. LEARY, was appointed a director of the Company in May 1995 and became Vice Chairman in September 1995. Mr. Leary is also serving as Vice-Chairman (Finance) of the Company. Mr. Leary is a founder and partner in the Sunwestern Investment Group, an investment advisory and venture capital management firm. He previously served as director, CFO and Senior Executive Vice President for Associates Corporation of North America. He also founded and had been formerly responsible for the Venture Capital Department of CIT Financial

Corporation. Currently, he serves on the boards of several corporations, including PhaseOut of America, Associated Materials, Inc., Maxserv, Inc., and Capstone Asset Management.



         RICHARD F. BONINI, was appointed a director of the Company in May 1995. Mr. Bonini is currently a director, Senior Executive Vice President and Secretary for First Financial Caribbean Corporation, a mortgage banking company in Puerto Rico. He also serves as director for the Doral Federal Savings Bank and the Doral Mortgage Corporation.



         WILLIAM H.T. BUSH, was appointed a director of the Company in September 1995. He served as President of Boatman's National Bank of St. Louis and as a member of its board of directors and the board of directors of its parent holding company, Boatmen's Bancshares, Inc. until June 1986. In 1986, Mr. Bush founded the financial advisory firm of Bush-O'Donnell & Company, specializing in investment management and financial advisory services. He also serves on the boards of directors of Mississippi Valley Bankshares, Inc., Intray, Inc., Rite Choice Managed Care, Inc., and Detroit Tool Industries, Inc. and other civic organizations and served as a surrogate for his brother, former President George Bush, during the 1988 and 1992 political campaigns. Mr. Bush is also the uncle of George W. Bush, the current Governor of Texas.


         There are no family relationships between any of the directors or executive officers of the Company. Except as already described, none of the Company's directors hold directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or pursuant to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

AUDIT AND COMPENSATION COMMITTEES

         In September 1993, the Board of Directors of the Company established an Audit Committee (the "Audit Committee") to oversee generally and advise the Board in matters regarding the system of internal controls, the work of internal auditors and the annual independent audit. The Audit Committee normally meets on an annual basis to review accounting policies and practices of the Company. At the Board of Directors meeting held February 17, 1995, the former members of the Audit Committee were replaced effective February 20, 1995 by: George C. Evans, Perry W. Cloud, Jr., and A. Brean Murray, who serves as Chairman of the Audit Committee. At the Board of Directors meeting held June 29, 1995, the former members of the Audit Committee, Mr. Evans and Mr. Cloud, resigned and were replaced by Luther H. Hodges, Jr. and James F. Leary. The Audit Committee held no formal meetings during the fiscal year ended September 30, 1995.


         In September 1993, the Board of Directors also established a Compensation Committee (the "Compensation Committee") to review and approve compensation for all employees whose annual compensation would exceed $75,000. The Compensation Committee also advises the Board on the adoption and administration of employee benefit or compensation plans including the 1994 Employee Stock Option Plan. At the Board of Directors meeting held February 17, 1995, the former members of the Compensation Committee were replaced effective February 20, 1995 by: Samuel B. Myers, Jr., and Perry W. Cloud, Jr. At the Board of Directors meeting held June 29, 1995, the former members of the Compensation Committee, Mr. Myers and Mr. Cloud, were replaced by A. Brean Murray, Richard F. Bonini and James F. Leary. The Compensation Committee held no formal meeting during the fiscal year ended September 30, 1995, but acted four times through use of unanimous written consents.



                             EXECUTIVE COMPENSATION

BUSINESS HISTORIES OF EXECUTIVE OFFICERS.


         ANDREW L. TENNEY, age 65, joined Search as Operations Director in January 1995. In March 1995 he was elected Executive Vice President. Mr. Tenney has over 30 years experience in the consumer lending and financial services industry. Prior to joining Search, he was Executive Vice President of Century Acceptance Corporation. Mr. Tenney served as Executive Vice President at ABQ Financial. Previously, he was employed at Associates Financial Services as Senior Vice President, Marketing, and Executive Vice President in Consumer Operations. Before joining Associates, Mr. Tenney was employed by AVCO Financial Services for 16 years rising to the level of Vice President.

         ROBERT D. IDZI, age 51, joined Search as Chief Financial Officer in October 1994. In November 1994 he was elected Senior Vice President, and in December 1994 he was elected Treasurer. Prior to joining Search, Mr. Idzi was Senior Vice President and Chief Financial Officer of Equator Holdings, Ltd., a U.S. based merchant bank subsidiary of the Hongkong Shanghai Banking Group. He previously served as Vice President, Treasurer, CFO and Director of Unilease Computer Corporation, which engaged in the financing of mainframe computers and peripheral equipment. A Certified Public Accountant, Mr. Idzi began his career at the public accounting firm of Price Waterhouse. He received a B.S. degree in Accounting from Georgetown University and is a member of the American Institute of Certified Public Accountants and the Financial Executives Institute.



         JOE B. DORMAN, age 50, joined Search as General Counsel in February 1995. In March 1995 he was elected Senior vice President. Prior to joining Search, Mr. Dorman was counsel for the Equipment and Finance division of EDS Financial Corp. Previously he was associated with the law firms of Graham, Bright & Smith and McKenzie & Baer in Dallas. Mr. Dorman has also served as Principal and General Counsel for Lease Investment Corporation and Intercap Corporation. He holds a law degree from the University of Texas and a B.B.A. degree in Accounting from the University of Oklahoma. He is a Certified Public Accountant and a Member of the Bar in the State of Texas.



         ANTHONY J. DELLAVECHIA, age 59, became associated with Search in August 1996 as an independent consultant and in January 1996 was named Senior Executive Vice President, Operations Director. Mr. Dellavechia has over 30 years experience in the consumer lending and financial services industry.
Prior to joining Search, Mr. Dellavechia served in several executive capacities including Senior Executive Vice President, Operations Director with Associates Financial Services Company, Inc. - a division of the Associates Corporation of North America - until he was named President in 1983. Previous to Associates, he worked for AVCO Financial Services where he began his career as a financial representative and progressed through the ranks to the position of Area Vice President, taking charge of the company's largest area. Mr. Dellavechia served in the U.S. Army until his discharge in 1956 and thereafter attended Nassau Community College in Long Island, New York.



         KARMAN L. WALLACE, age 54, joined Search as Executive Vice President in January 1996. Mr. Wallace has in excess of 30 years in the consumer lending and financial services industry. Most recently, Mr. Wallace worked with Summit Acceptance Corporation as the Executive Vice President of Operations. In his capacity with Summit, his specific responsibility was managing and directing the expansion of the company's purchase of sub-prime automobile credit contracts. Prior to Summit, Mr. Wallace worked for Century Acceptance Corporation as a Senior Vice President responsible for marketing, training, audit and special projects. From 1976 until 1984, Mr. Wallace was employed by the Associates Corporation of North America where he served in the capacities of Assistant Vice President of Audit, Vice President of Operations, and Senior Vice President of the Marketing Services Group (U.S. and International). Prior to Associates, Mr. Wallace worked for AVCO where he grew in rank from a Manager responsible for recruiting and training branch personnel (1965) to a Regional Supervisor (1970 until 1976) where he was responsible for the productivity of up to 50 branch personnel in locations throughout the U.S. Mr. Wallace attended the Hamilton School of Business in Mason City, Iowa.



         ANDREW D. PLAGENS, age 28, joined Search in May 1994 as Accounting Manager. In March 1995, he was promoted to Assistant Controller and Analyst. Effective July 1, 1995 he became Controller of Search. Prior to joining Search, he was employed by Hein + Associates and Baird, Kurtz & Dobson. Mr. Plagens is a licensed CPA and a Member of The American Institute of CPA's and The Texas Society of CPA's.



COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information, for the nine-month transition period ended September 30, 1993, and the fiscal years ended September 30, 1994 and September 30, 1995, regarding the compensation of each individual who served as the Company's Chief Executive Officer during the fiscal year ended September 30, 1995, and each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who served as an executive officer of the Company at the end of the fiscal year ended September 30, 1995.

                           Summary Compensation Table

                                                Annual Compensation                Long Term Compensation
                                                                   Other Annual    Securities       All Other
                                                                   Compensation    Underlying      Compensation
Name and Principal Position   Year     Salary ($)    Bonus ($)         ($)        Options/SAR's        ($)
---------------------------   -----    ----------    ---------     ------------   -------------    ------------
                                                                                       (#)
                                                                                       ---
Daniel E. Staub               1995          18,877
Pres., CEO, COO               1994         150,764          --                --               --     30,674 (4)
(until 11/15/94) (2)          1993      75,000 (1)          --                --          200,000             --

Sam B. Myers, Jr.             1995         143,867
Pres. and CEO                 1994         142,964          --         6,650 (3)               --    389,263 (5)
(11/15/94-1/20/95) (2)        1993      112,500(1)       6,250         5,400 (3)               --             --

George C. Evans,              1995         162,734     112,500                --    1,000,000 (6)             --
Pres., CEO, COO                                                                     1,000,000 (7)
(from 1/20/95) (2)(8)

Andrew L. Tenney              1995          79,775          --                --       50,000 (6)             --
EVP and Operations                                                                     50,000 (7)
Director (2)

Robert D. Idzi                1995         117,308       5,000                --      204,000 (6)     27,462 (4)
SVP, CFO and Treasurer.(2)

Joe B. Dorman (2)             1995          67,128          --                --       50,000 (6)             --
SVP, General Counsel                                                                   50,000 (7)
and Secretary

Harry McCandless (2)          1995          85,000          --                --           52,000             --
  SVP

---------------

(1) The compensation shown for 1993 represents compensation for the nine-month transition period ended September 30, 1993.

(2) Mr. Staub was elected President and CEO effective August 16, 1993 and resigned November 15, 1994. Mr. Myers served as Chairman of the Board July 22, 1988 to May 5, 1995; he resigned as President and CEO effective August 16, 1993, was re-elected as President and CEO effective November 15, 1994 and resigned effective January 20, 1995. Mr. Evans was elected President, Chief Executive Officer and Chief Operating Officer effective January 20, 1995. On May 5th, 1995, Mr. Evans was also elected Chairman of the Board of Directors. Mr. Tenney was elected Operations Director in January 1995, and in May 1995, was elected Executive Vice President. Mr. Idzi was elected Chief Financial Officer in October 1994 and Treasurer in January 1995. Mr. Dorman joined the Company as General Counsel in February 1995, was elected Senior Vice President in March 1995 and was elected Secretary May 5, 1995. Mr. McCandless was elected Senior Vice President in April 1995 and resigned January 15, 1996.

(3)      Represents the aggregate value of the use of a Company automobile.

(4)      Relocation reimbursements made in accordance with Employee Agreement.

(5) Represents 111,218 shares of common stock allocated from the Company's Employee Stock Ownership Plan ("ESOP") at a price of $3.50 per share, which was the market price of the Common Stock at the time of allocation. The ESOP shares were accumulated over 5 years and allocated to individuals under the ESOP's termination in August 1994.


(6) Includes newly granted options as well as replacement options granted in exchange for the cancellation of previously granted options, as follows: for Mr. Evans, 500,000 options granted on January 20, 1995, all subsequently replaced on June 29, 1995 by the 500,000 options which he currently holds; for Mr. Tenney, 25,000 options granted on January 23, 1995, all subsequently replaced on June 29, 1995 by the 25,000 options which he currently holds; for Mr. Idzi, 102,000 options granted on January 15, 1995, all subsequently replaced on June 29, 1995 by the 102,000 options which he currently holds; for Mr. Dorman, 25,000 options granted on February 20, 1995 all subsequently replaced on June 29, 1995 by the 25,000 options which he currently holds.



(7) Includes newly granted warrants as well as replacement warrants granted in exchange for the cancellation of previously granted warrants, as follows: for Mr. Evans, 500,000 warrants granted on May 10, 1995, all subsequently replaced on June 29, 1995 by the 500,000 warrants which he currently holds; for Mr. Tenney, 25,000 warrants granted on May 10, 1995, all subsequently replaced on June 29, 1995 by 25,000 warrants which he currently holds; for Mr. Dorman, 25,000 warrants granted on May 10, 1995, all subsequently replaced on June 29, 1995 by 25,000 warrants which he currently holds.


(8) In June 1995, the Board determined to issue to Mr. Evans options or warrants (to be determined at a later date) to purchase 1,500,000 shares of Common Stock at a price of $1.375 per share. These warrants or options will be issued to Mr. Evans in 500,000 share portions upon the occurrence of the following conditions:

         (a) 500,000 shares when the Company earns $1 million before taxes and dividends;

         (b) 500,000 shares when the market price of the Company's Common Stock reaches $3.50 per share; and

         (c) 500,000 shares when the market price of the Company's Common Stock reaches $5.00 per share.

         The foregoing executive officers receive health and disability insurance benefits which do not exceed 10% of their respective salaries. These benefits are also provided to all other employees of the Company.

         The Company has no long-term incentive plans, pension plans, or stock appreciation rights plans. The Company adopted, as of August 1, 1994, its 1994 Employee Stock Option Plan, which was approved at its annual meeting of stockholders in May 1995.

         Certain 1994 Employee Stock Options and warrants to purchase Common Stock, as summarized in the following table, were granted to executive officers in the fiscal year ended September 30, 1995.

      OPTION AND WARRANT GRANTS TO EXECUTIVE OFFICERS IN LAST FISCAL YEAR


                         NUMBER OF SECURITIES           % OF TOTAL WARRANTS AND     EXERCISE OR
                       UNDERLYING WARRANTS AND             OPTIONS GRANTED TO        BASE PRICE    EXPIRATION
         NAME            OPTIONS GRANTED (#)            EMPLOYEES IN FISCAL YEAR   ($ PER SHARE)    DATE (8)
         ----            -------------------            ------------------------   -------------    --------
George C. Evans               500,000        (1)                   17.7%                 1.090       6/29/05
                              500,000        (2)                   17.7%                 1.750       5/10/05
                              500,000        (3)                   17.7%                 1.090       1/20/05
                              500,000        (4)                   17.7%                 1.625       1/20/05

Robert D. Idzi                102,000        (3)                    3.6%                 1.090       1/15/05
                              102,000        (5)                    3.6%                1.4375       1/15/05

Joe B. Dorman                  25,000        (1)                    .08%                 1.090       6/29/05
                               25,000        (2)                    .08%                 1.750       5/10/05
                               25,000        (3)                    .08%                 1.090       2/20/05
                               25,000        (6)                    .08%                 2.250       2/20/05

Harry McCandless               25,000                               .08%                 1.375       8/04/05
                               27,000        (5)                    .09%                1.4375       1/15/05

Andrew L. Tenney               25,000        (1)                    .08%                 1.090       6/29/05
                               25,000        (2)                    .08%                 1.750       5/10/05
                               25,000        (3)                    .08%                 1.090       1/23/05
                               25,000        (7)                    .08%                 1.875       1/23/05


(1)      Replacement warrants granted on June 29, 1995.

(2)      Warrants granted on May 10, 1995 and canceled on June 29, 1995.

(3)      Replacement stock options granted on June 29, 1995.


(4)      Stock options granted on January 20, 1995 and canceled on June 29,
         1995.



(5)      Stock options granted on January 15, 1995.



(6)      Stock options granted on February 20, 1995 and canceled on June 29,
         1995.



(7)      Stock options granted on January 23, 1995 and canceled on June 29,
         1995.



(8) Options granted under the 1994 Employee Stock Option Plan generally vest over a period of three years from date of grant.


         The following unexpired stock options to purchase Common Stock were held by the executives officers of the Company listed below at September 30, 1995.

                  Fiscal Year End Option and Warrant Values

                                    Number of Securities Underlying Unexercised
                                              Options and Warrants at                   Value of Unexercised In the Money
                                                 September 30, 1995                 Options and Warrants at September 30, 1995 (1)
                                    ----------------------------------------------------------------------------------------------
          Name                           Vested               Not Vested                  Vested            Not Vested
----------------------------------------------------------------------------------------------------------------------------------
George C. Evans                         500,000                 500,000                   $17,500              $17,500
Andrew L. Tenney                         25,000                  25,000                      $875                 $875
Robert D. Idzi                               --                 102,000                        --               $3,570
Joe B. Dorman                            25,000                  25,000                      $875                 $875
Harry McCandless                         25,000                  27,000                        --                   --

(1) Based on an average bid price of $1.125 per share of Common Stock on September 30, 1995.

         The following table summarizes the options and warrants that have been repriced pursuant to a decision by the Company's Compensation Committee.

                         OPTION AND WARRANT REPRICINGS

                                     Number of
                                     Securities                                                         Length of Original
                                     Underlying                                                            Option Term
                                    Options and   Market Price of     Exercise Price at                Remaining at Date of
                                      Warrants     Stock at Time          Time of             New            Repricing or
                                    Repriced or   of Repricing or      Repricing or         Exercise          Amendment
        Name             Date       Amended (#)    Amendment ($)       Amendment ($)       Price ($)     (Approximate Years)
-----------------------------------------------------------------------------------------------------------------------------
George C. Evans
Pres., CEO                6/29/95      500,000 (1)    $1.09              $1.625             $1.09                 9.5
                          6/29/95      500,000 (2)    $1.09               $1.75             $1.09                 9.9

Andrew L. Tenney
EVP and Operations
Director                  6/29/95       25,000 (1)    $1.09              $1.875             $1.09                 9.5
                          6/29/95       25,000 (2)    $1.09               $1.75             $1.09                 9.9

Robert D. Idzi
SVP, CFO and Treas.
                          6/29/95      102,000 (1)    $1.09             $1.4375             $1.09                 9.5

Joe B. Dorman
SVP, General
Counsel/Secretary         6/29/95       25,000 (1)    $1.09               $2.25             $1.09                 9.6
                          6/29/95       25,000 (2)    $1.09               $1.75             $1.09                 9.9

(1) These replacement options did not involve the grant of any additional shares or shorten the vesting period of the previously granted options.

(2) These replacement warrants did not involve the grant of any additional shares or shorten the vesting period of the previously granted warrants.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE OPTION AND WARRANT REPRICINGS

         The options and warrants listed above were granted during the first five months of the calendar year 1995. The Compensation Committee believes that the drop in the value of the Company's Common Stock during the first six months of the calendar year 1995 was due to conditions beyond the control of the Company's current management. The Compensation Committee recognized that such options issued by the Company are utilized as compensation and to provide incentives to improve Company performance and thereby positively influence the market price for the Company's Common Stock for the benefit of all shareholders. In order to reward current management and to allow the options and warrants to provide the incentives that were originally intended, the Compensation Committee decided to reprice the options and warrants to reflect the value of the Common Stock as of June 29, 1995. The replacement options and warrants were granted to replace previously issued options and warrants. The replacement options and warrants did not involve the grant of any additional shares.

MEMBERS OF THE COMPENSATION COMMITTEE

                    A Brean Murray
                    Richard F. Bonini
                    James F. Leary

OTHER AGREEMENTS WITH EXECUTIVE OFFICERS

         Effective January 20, 1995, George C. Evans joined the Company as President, Chief Executive Officer, Chief Operating Officer and a member of the Board of Directors by executing a three-year employment agreement at an annual compensation of $250,000 minimum per year. Compensation includes a signing bonus of $50,000 thereby reducing remaining annual compensation to $233,333 (minimum) for years one through three. Mr. Evans is also to receive a bonus ranging from 25% to 100%, as determined by the Board, of annual salary. In June 1995 the Board determined to issue to Mr. Evans options or warrants (to be determined at a later date) to purchase 1,500,000 shares of Common Stock at a price of $1.375 per share. These warrants or options will be issued to Mr. Evans in 500,000 share portions upon the occurrence of the following conditions:

         (a) 500,000 shares when the Company earns $1 million before taxes and dividends;

         (b) 500,000 shares when the market price of the Company's Common Stock reaches $3.50 per share; and

         (c) 500,000 shares when the market price of the Company's Common Stock reaches $5.00 per share.

         As of September 30, 1995, no employee of the Company or its subsidiaries, other than Mr. Evans, was covered by an employment agreement.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company's Employee Stock Option Plan ("ESOP") was terminated in August 1994. On September 28, 1994, the Company and the ESOP consummated an agreement whereby the Company purchased 306,152 shares of the ESOP's 485,000 shares of the Company's Common Stock in consideration for the cancellation of a note in the principal amount of $1,182,950 owed by the ESOP to the Company.
The remaining 178,484 shares of Common Stock have been allocated but not distributed to the participants.

EMPLOYEE STOCK OPTION PLAN

         On August 1, 1994, the Board of Directors adopted, subject to stockholder approval, the 1994 Employee Stock Option Plan (the "Plan"). The Plan was approved by the stockholders on May 10, 1995. The purpose of the Plan is to advance the interest of the Company by providing additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company (including its subsidiaries) is largely dependent, through the encouragement of stock ownership in the Company by such persons. A total of 1,750,000 shares of Common Stock (subject to adjustment to compensate for the issuance of stock dividends or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock) have been reserved for sale upon exercise of options granted under the Plan. Options covering 868,500 shares had been granted under the Plan as of September 30, 1995.

COMPENSATION OF DIRECTORS

         The Company pays to each director a fee of $750 per month and $1,500 per meeting attended, plus reimbursement of expenses in connection with attending each meeting. In addition, the Company has granted each director warrants to purchase Common Stock. See "Principal Holders of Capital Stock." Messrs. Evans and Leary, who are employees of the Company, do not receive separate compensation for their services as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The policy of the Company with respect to transactions with officers, directors and affiliates is to require that such transactions be (i) on terms no less favorable to the Company than could be obtained from unrelated third parties and (ii) approved by a majority of the disinterested directors of the Company. The following transactions were approved by the Board of Directors of the Company in accordance with such policy.

         Mr. A. Brean Murray is a director of the Company and Chairman of Brean Murray, Foster Securities Inc. ("BMFS"). Upon confirmation of the Company's Joint Plan of Reorganization, the Board of Directors has an understanding with Mr. Murray that the Company would pay a $200,000 cash fee to BMFS for its services related to the success of the Joint Plan of Reorganization.


         Upon successful completion of the Joint Plan of Reorganization (the "Joint Plan") filed by the Company's Bankrupt Subsidiaries (Automobile Credit Fund 1991 - III, Inc., Automobile Credit Finance, Inc., Automobile Credit Partners, Inc., Automobile Credit Finance 1992 - II, Inc., Automobile Credit Finance III, Inc., Automobile Credit Finance IV, Inc., Automobile Credit Finance V, Inc., and Automobile Credit Finance VI, Inc.) the Company has agreed to pay to Brean Murray, Foster Securities, Inc. ("BMFI") a cash fee of $200,000 for its services related to the Joint Plan. The services provided by BMFI include research and advice to the Company's Board of Directors regarding the terms and marketability of the New Preferred Stock and Warrants to be issued pursuant to the Joint Plan, the feasibility, terms and marketability of the Joint Plan (and prior versions thereof), the advantages and disadvantages of a reverse stock split, the feasibility and marketability of the Company's plans to refocus its receivables purchasing activities, and the potential trading markets and values of the Company's stock following the completion of the Joint Plan, as currently and previously proposed. The Company's Board of Directors believes that the terms of the fee are no less favorable than could be obtained from an unrelated third party. A. Brean Murray, a director of Search, is the President and controlling owner of BMFI. It is also expected that each of the outside directors of Search, including Mr. Murray, will receive warrants to purchase 50,000 shares of Common Stock, expiring 10 years after issuance, the other terms of which are to be determined. Because of the Company's current difficulties and the absence of a directors liability insurance policy, the Company's management believes that issuance of non-cash director's compensation, in the form of the Company's securities, provides appropriate incentives and allows the Company to attract and retain as directors individuals whose business experience and background are and will be instrumental in its future business.



         Sam B. Myers, Jr. served as a director and executive officer of the Company until May 5, 1995. In connection with Mr. Myers' resignation on May 5, 1995 from the Company's Board of Directors, Mr. Myers and the Company entered into an agreement whereby (i) Mr. Myers would serve as a consultant to the Company for a period of three months and receive a consultation fee during that time of $12,500 per month, and (ii) the Company granted Mr. Myers an option to cause the Company to purchase, on May 5, 1997, 111,218 shares of Common Stock to be distributed to him as a result of the termination of the Employee Stock Ownership Plan. The price at which these shares will be purchased is $2.25 per share. In addition, on May 5, 1995, the Company and Louis Dorfman, Trustee of the SBM Trust (the "Trust"), entered into an agreement by which the Company purchased from the Trust 500,000 shares of Common Stock at the purchase price of $2.25 per share, or a total purchase price of $1,125,000. The beneficiaries of the SBM Trust are the adult children of Mr. Myers. Mr. Dorfman has granted to George C. Evans, or such other individual as may be de3signated by the Company's Board of Directors, an irrevocable proxy to vote the shares held by the Trust.


         On June 6, 1995, Mr. Tom Herbelin, who owns more than 5% of the Company's Common Stock, was paid $25,000 for consulting services rendered in connection with a shareholder class action lawsuit. This payment was made to Mr. Herbelin through Herbelin Capital Corporation. On April 24, 1995, the Company paid Mr. Herbelin a commission of $45,725 pursuant to a contract with the Company. On August 1, 1995, Mr. Herbelin was paid $10,000 as a settlement for claims related to the termination of that contract.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's former independent accountants, Hein + Associates ("Hein"), were replaced by the Company on June 7, 1994. Hein's report regarding the Company's financial statements for the year ended December 31, 1992 and the transition period ended September 30, 1993 did not express an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee.

         There was no disagreement with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Company requested that Hein furnish the Company with a response addressed to the Securities and Exchange Commission as to whether Hein agreed with the statement made in the Company's Form 8-K Current Report dated June 7, 1994 with respect to Hein, and if not, to state the item with respect to which Hein did not agree. Hein did respond that they had read and did concur with the statements made in the Company's Form 8-K Current Report of June 7, 1994, as they related to Hein.

         The Company engaged Deloitte & Touche LLP ("Deloitte") as the Company's principal independent accountants on June 7, 1994. Deloitte informed the Company on November 7, 1994 that the client-auditor relationship between the Company and Deloitte had ceased.

         There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. In a meeting to discuss its resignation, Deloitte stated that, as a result of a change in the Company's Chief Financial Officer, the then pending resignation of the Company's President and the resignation in September 1994 of a director of the Company who also served as chairman of the Company's Audit Committee, Deloitte was concerned about its ability to rely on the representations made by management of the Company to Deloitte, which representations would be necessary to complete the fiscal 1994 year-end audit, particularly with respect to events that occurred prior to such changes in management and Audit Committee. The Company advised Deloitte at that time that the former Chief Financial Officer then remained in a senior management position with the Company and the Company was willing to fully cooperate with Deloitte in order to finish its audit of the Company's financial statements for fiscal 1994. Deloitte also indicated that it would have needed to expand the scope of the audit with respect to collection estimates, business changes, financial support of subsidiaries and litigation had it not resigned. The Company stated that it was willing to allow Deloitte to fully expand the scope of its audit to gather whatever additional information that Deloitte felt it needed to complete the audit had it not resigned.

         The Company requested that Deloitte furnish the Company with a response addressed to the Securities and Exchange Commission as to whether Deloitte agreed with the statement made in the Company's Form 8-K Current Report dated November 7, 1994 with respect to Deloitte, and if not, to state the item with respect to which Deloitte did not agree. Deloitte did respond that they had read and did agree with the comments in item 4 of the Form 8-K Current Report of November 7, 1994, except for the third sentence of the second paragraph for which they had no basis to agree or disagree.

         The independent accounting firm of BDO Seidman was hired to serve as auditors of the Company's financial statements for the fiscal year ended September 30, 1995. A representative of BDO Seidman is expected to be present and available at the annual meeting of shareholders to respond to appropriate questions and will be given an opportunity to make a statement, if desired.
The Company has also selected BDO Seidman as its independent public accountants for the fiscal year ending September 30, 1996.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE BDO SEIDMAN AS THE COMPANY'S INDEPENDENT ACCOUNTANT FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1996.


                                 OTHER BUSINESS


         The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.



                                 ANNUAL REPORT

         The Company's 1995 Annual Report (consisting of its report on Form 10-K/A for the fiscal year ended September 30, 1995) has been previously mailed to the Company's shareholders and is incorporated herein by reference.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder who wishes to present a proposal for action at the 1997 annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, no later than November 1, 1996, in such form as is required under regulations promulgated by the Securities and Exchange Commission.


                                 MISCELLANEOUS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the

Company. In addition to the use of the mails, proxies may be solicited by directors and regular officers and employees of the Company by means of personal interview, telephone or telegram. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.


BY ORDER OF THE BOARD OF DIRECTORS




George C. Evans
Chairman of the Board
Dallas, Texas

March 13, 1996

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                           SEARCH CAPITAL GROUP, INC.
                             700 NORTH PEARL STREET
                              SUITE 400, L.B. 401
                            DALLAS, TEXAS 75201-2809

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Mr. George C. Evans and Mr. James F. Leary, and each of them, as proxies with full power of substitution and revocation, and appoints them to represent and vote, as designated on the reverse side, all of the shares of Common Stock or Preferred Stock of Search Capital Group, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of Search Capital Group, Inc. to be held on March 27, 1996 or at any adjournment thereof.

                                             MARK HERE FOR ADDRESS CHANGE
                                             AND NOTE BELOW:
                                             / /
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                   Continued and to be signed on reverse side

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

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/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3.

1. ELECTION OF DIRECTORS. The undersigned may withhold authority to vote for the nominee by lining through or otherwise striking out the name of such nominee.

                 Nominees: Richard F. Bonini, Luther H. Hodges

                       / / FOR               / / AGAINST

2. APPROVAL OF BDO SEIDMAN AS THE COMPANY'S AUDITORS FOR 1996.

                       / / FOR               / / AGAINST

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

Please sign exactly as name appears here. When shares are held by joint tenants, both should sign.

                    Dated:                        , 1996
                          ------------------------

                    --------------------------------------------------------
                    Signature


                    --------------------------------------------------------
                    Signature if held jointly

                    WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                    TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                    IF A  CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME
                    BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

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